UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 21, 2005

China Energy Savings Technology, Inc.
(Exact name of registrant as specified in its Charter)

Nevada	000-31047	86-0995730
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Central Plaza
18 Harbour Road
Suite 3203A
32nd Floor
Hong Kong, China
(Address of Principal Executive Offices)

852-2588-1228
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On July 21, 2005, the Registrant released a press release announcing that as a result of the recent decline in its share price, the Registrant’s Board of Directors has decided to delay a 2-for-1 forward stock split until such time as market conditions warrant, and that the Registrant will announce a new record date for the forward split at the appropriate time. A copy of the press release is attached as an exhibit to this current report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release

[SIGNATURES PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Savings Technology, Inc.

Date: July 21, 2005	By:	/s/ Sun Li

Sun Li Chief Executive Officer

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